                                                                    EXHIBIT 10.1

                   APRIL 2001 AMENDMENT TO SECOND AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT
                      AND MODIFICATION TO OTHER AGREEMENTS


         THIS APRIL 2001 AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND MODIFICATION TO OTHER AGREEMENTS (this "Amendment") is made and entered into this 16th day of April, 2001, to be effective as of the respective date herein indicated, by and among SEPCO INDUSTRIES, INC., a Texas corporation ("Sepco"), BAYOU PUMPS, INC., a Texas corporation ("Bayou") and AMERICAN MRO, INC., a Nevada corporation ("American") (Sepco, Bayou and American being hereinafter individually and collectively referred to as "Borrower", as governed by the provisions of Section 1.4, Section 1.5, and Section 1.6 of the Loan Agreement, as hereinafter defined), and FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having been, formerly known as Shawmut Capital Corporation, and having been the successor-in-interest by assignment to Barclays Business Credit, Inc., a Connecticut corporation).

                                    RECITALS

         A. Sepco and Barclays Business Credit, Inc., have entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of April 1, 1994, as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement and Secured Promissory Note, dated May, 1995, executed by Sepco and Fleet Capital Corporation, a Connecticut corporation (at that time known as Shawmut Capital Corporation), and as amended by that certain Second Amendment to Second Amended and Restated Loan and Security Agreement, entered into on April 3, 1996, executed by Sepco and Fleet Capital Corporation, a Connecticut corporation, and as amended by that certain Third Amendment to Second Amended and Restated Loan and Security Agreement, dated September 9, 1996, executed by Sepco, Bayou and Lender, and as amended by that certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement, dated October 24, 1996, executed by Lender and Borrower, and as amended by that certain letter agreement dated November 4, 1996, entered into by Lender and Borrower, and as amended by that certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement, dated June 2, 1997, executed by Lender and Borrower, and as amended by that certain Sixth Amendment to Second Amended and Restated Loan and Security Agreement and Amendment to Other Agreements executed by Borrower and Lender, and as amended by that certain Seventh Amendment to Second Amended and Restated Loan and Security Agreement, entered into on June 30, 1998, executed by Borrower and Lender, and as amended by that certain Eighth Amendment to Second Amended and Restated Loan and Security Agreement and Modification to Other Agreements, entered into on October 20, 1998, executed by Borrower and Lender, and as amended by that certain letter agreement dated April 30, 1999, executed by Borrower and Lender, and as amended by that certain letter agreement, dated May 13, 1999, executed by Borrower and Lender, and as amended by that certain August 1999 Amendment to Second Amended and Restated Loan and Security Agreement and Modification to Other Agreements, entered into on August 13, 1999, executed by Borrower and Lender, and as amended by that certain August 2000

Amendment to Second Amended and Restated Loan and Security Agreement and Modification to Other Agreements, executed by Borrower and Lender, and as amended by that certain November 2000 Amendment to Second Amended and Restated Loan and Security Agreement and Modification to Other Agreements, entered into on November 13, 2000, executed by Borrower and Lender (as amended, the "Loan Agreement").

         B. Lender, effective May 1, 1996, as successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation, succeeded to, and today remains the present holder of, all right, title and interest of Fleet Capital Corporation, a Connecticut corporation, in the Loan Agreement and each of the Other Agreements.

         C. Borrower and Lender desire to further amend the Loan Agreement and the Other Agreements as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    AGREEMENT

                                    ARTICLE I
                                   DEFINITIONS

         1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                           AMENDMENTS AND MODIFICATION

         Effective as of the respective date herein indicated, the Loan Agreement and the Other Agreements are hereby respectively amended as follows:

         2.01 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; ADDITION OF NEW DEFINITION. Effective as of the date of execution of this Amendment, Section 1.1 of the Loan Agreement is hereby amended by adding the following new definition thereto, to be inserted in its proper alphabetical order:

                  "APRIL 2001 AMENDMENT - that certain April 2001 Amendment to Second Amendment and Restated Loan and Security Agreement, executed by Lender and Borrower."

         2.02 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; AMENDMENT OF THE DEFINITION OF "BORROWING BASE". Effective as of the date of execution of this Amendment, the definition of "Borrowing Base" contained in Section 1.1 of the Loan Agreement is hereby amended by deleting therefrom the reference to the phrase "Thirty Million Eight Hundred Thousand Dollars ($30,800,000)", and substituting therefor the phrase "Twenty-Seven Million Eight Hundred Thousand Dollars ($27,800,000)."

         2.03 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; AMENDMENT AND RESTATEMENT OF THE DEFINITION OF "COMMITMENT". Effective as of the date of execution of this Amendment, the definition of "Commitment" contained in Section
1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                  "COMMITMENT" - shall mean Twenty-Seven Million Eight Hundred Thousand Dollars ($27,800,000)."

         2.04 AMENDMENT TO DEFINITION OF "TERM NOTE" IN SECTION 1.1 OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, the definition of "Term Note" in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                  "TERM NOTE - that certain Secured Promissory Note, dated March 1, 1994, in the original principal amount of $1,329,277.37, executed by Sepco, and payable to the order of Lender, as renewed, extended, modified and restated from time to time, including, without limitation, as modified and extended by (i) the Third Amendment Modification Agreements (which Third Amendment Modification Agreements, among other things, modified the Term Note to reflect the increase of the Term Loan to $5,000,000), (ii) the Sixth Amendment (which Sixth Amendment, among other things, modified the Term Note to reflect the increase of the Term Loan to $9,887,000), (iii) the Seventh Amendment (which Seventh Amendment, among other things, modified the Term Note to reflect the increase of the Term Loan to $12,387,000), (iv) that certain May 1999 Amendment to Second Amended and Restated Loan and Security Agreement and Modification to Other Agreements executed by Borrower (which document, among other things, modified the Term Note to extend the maturity of the Term Loan until April 1, 2000), (v) that certain August 1999 Amendment to Second Amended and Restated Loan and Security Agreement and Modification to Other Agreements, executed by Borrower and Lender (which document, among other things, modified the Term Note to extend the maturity of the Term Loan until April 1, 2001), (vi) that certain August 2000 Amendment to Second Amended and Restated Loan and Security Agreement and Modification to Other Agreements, executed by Lender and Borrower (which document, among other things, modified the Term Note to extend the maturity of the Term Loan until June 1, 2001),
         (vii) that certain November 2000 Amendment to Second Amended and Restated Loan and Security Agreement and Modification to Other Agreements, executed by Lender and Borrower which document, among other things, modified the Term Note to extend the maturity of the Term Loan until October 1, 2001), and (viii) that certain April 2001 Amendment to Second Amended and Restated Loan and Security Agreement and Modification to Other Agreements, executed by Lender and Borrower (which document, among other things, modified the Term Note to reflect the increase of the Term Loan on the date of such document from $8,547,730.06 to $9,002,730.06 and to extend the maturity of the Term Loan until April 1, 2002)."

         2.05 AMENDMENT TO SECTION 2.2 OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, Section 2.2 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                  "2.2 TERM LOAN. The parties hereto agree that (i) effective as of April 1, 1994, Lender made to Sepco that certain term loan in the original principal amount of $1,329,277.37, evidenced by that certain Secured Promissory Note, dated April 1, 1994, in the original principal amount of $1,329,277.37, executed by Sepco and payable to the order of Lender, and (ii) as of the date of execution of the Third Amendment, the unpaid principal amount of such term loan was $82,231.76, and that in connection with the Third Amendment, at the request of Sepco, Lender converted $4,917,768.24 of the principal amount of Revolving Credit Loans made to Sepco by Lender outstanding on the date of execution of the Third Amendment to a term loan, which term loan was combined and consolidated with the outstanding principal amount of the term loan made to Sepco on April 1, 1994, such that the combined term loan was in the aggregate principal amount of $5,000,000, and (iii) as of the date of execution of the Sixth Amendment, the unpaid principal amount of such term loan was $4,887,000.00, and that in connection with the Sixth Amendment, at the request of Sepco, Lender made on the date of execution of the Sixth Amendment an additional $5,000,000 term loan to Sepco, the proceeds of which were used to replace working capital used by Sepco to acquire assets of Tri-Electric Supply, Ltd., and that such additional $5,000,000 term loan was combined and consolidated with the existing term loan, such that the combined and consolidated term loan was in the aggregate principal amount of $9,887,000.00, and (iv) as of the date of execution of the Seventh Amendment, the unpaid principal amount of such term loan was $9,887,000.00, and that in connection with the Seventh Amendment, at the request of Sepco, Lender on the date of execution of the Seventh Amendment provided to Sepco an additional $2,500,000 term loan, the proceeds of which were used to purchase the real property legally described on Exhibit A to the Seventh Amendment, and that such additional $2,500,000 term loan was combined and consolidated with the outstanding principal amount of the existing term loan such that the combined and consolidated term loan (after the full principal amount of the new $2,500,000 term loan was funded) was in the aggregate principal amount of $12,387,000. Sepco further agrees, represents and warrants that as of the date of execution of the April 2001 Amendment, the unpaid principal amount of such term loan is $8,547,730.06, and that there are no claims or offsets against, or defenses or counterclaims to, payment of such amount to Lender. Sepco further agrees, represents and warrants that it has requested that Lender make on the date of execution of the April 2001 Amendment, an additional $455,000 term loan to Sepco, and that such $455,000 term loan be combined and consolidated with the existing term loan, such that the combined and consolidated term loan shall be in the aggregate principal amount of $9,002,730.06 (such combined and consolidated term loan being referred to in this Agreement as the 'Term Loan'). Subject to the terms and conditions of this Agreement, Lender agrees to make the Term Loan to Sepco, and in connection therewith to advance on the date of execution of the April 2001 Amendment an additional $455,000.00. The Term Loan shall be repayable in accordance with the terms of the Term Note, and shall be secured by the Collateral. The parties hereto agree that the Term Loan represents a portion of the 'Sepco Obligations' referred to and defined in Section 1.5 of this Agreement. If Sepco sells any of its Equipment or real Property, or if any of the other Property owned by Sepco is taken by condemnation, Sepco shall pay to Lender, unless otherwise agreed to by Lender, as and when received by Sepco and as a mandatory prepayment of the Term Loan (or, at Lender's option, such of the other Obligations as Lender may elect), a sum equal to the proceeds received by Sepco from such sale or condemnation, less any state or federal income tax directly attributable thereto."

         2.06 AMENDMENT TO SECTION 2.2(A) OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, Section 2.2(A) of the Loan Agreement is amended by deleting therefrom the reference to the date "September 30, 2001" and substituting therefor the date "March 31, 2002."

         2.07 AMENDMENT TO SECTION 3.3(A) OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, Section 3.3(A) of the Loan Agreement is hereby amended by deleting therefrom the reference to the date "October 1, 2001" and substituting therefor the date "April 1, 2002."

         2.08 AMENDMENT TO SECTION 9.2(I) OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, Section 9.2(I) of the Loan Agreement is amended and restated to read in its entirety as follows:

                  "(I) Permit Capital Expenditures made by DXP and its Subsidiaries (including, without limitation, by way of capitalized leases) to exceed in the aggregate $1,250,000 during the period beginning April 1, 2001 and continuing through March 31, 2002."

         2.09 AMENDMENT TO SECTION 9.3(F) OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, Section 9.3(F) of the Loan Agreement, is amended and restated to read in its entirety as follows:

                  "(F) Maintain, on a consolidated basis in accordance with GAAP, EBITDA of DXP and its Subsidiaries for the month indicated below in an amount not less than the amount indicated below:

                    Month                                     Minimum EBITDA
                    -----                                     --------------
                  March, 2001                                    $   555,000
                  April, 2001                                    $   460,000
                  May, 2001                                      $   500,000
                  June, 2001                                     $   480,000
                  July, 2001                                     $   590,000
                  August, 2001                                   $   640,000
                  September, 2001                                $   540,000
                  October, 2001                                  $   825,000
                  November, 2001                                 $   725,000
                  December, 2001                                 $   695,000
                  January, 2002                                  $   695,000
                  February, 2002                                 $   695,000"

         2.10 AMENDMENT TO PRINCIPAL BALANCE OF TERM NOTE. Effective as of the date of execution of this Amendment, Borrower and Lender hereby amend the Term Note such that (i) each reference in the Term Note to the dollar amount "$12,387,000.00" is deleted and substituted therefor is the dollar amount "$9,002,730.06," and (ii) the reference to the phrase "TWELVE MILLION THREE HUNDRED EIGHTY-SEVEN THOUSAND AND NO/100 DOLLARS" is deleted and substituted therefor is the phrase "NINE MILLION TWO THOUSAND SEVEN HUNDRED THIRTY AND 06/100 DOLLARS".

         2.11 AMENDMENT TO PAYMENT TERMS IN THE TERM NOTE. Borrower and Lender hereby agree that effective as of the date of execution of this Amendment, the last paragraph on page two of the Term Note is amended and restated to read in its entirety as follows:

                  "The principal amount of and accrued interest on this Note shall be due and payable on the dates and in the manner hereinafter set forth:

                           (a) interest shall be due and payable monthly, in
                  arrears, on the first day of each month, continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full;

                           (b) the principal shall be due and payable in monthly
                  installments of ONE HUNDRED THIRTY-THREE THOUSAND ONE HUNDRED TWENTY AND NO/100 DOLLARS ($133,120.00) and each shall be due and payable on May 1, 2001, and on the first day of each month thereafter to and including the first day of March, 2002; and

                           (c) the entire unpaid principal balance hereof,
                  together with any and all other amounts due hereunder, shall be due and payable on April 1, 2002."

         2.12 EXTENSION OF MATURITY OF ACQUISITION TERM LOANS NOTE. Effective as of the date of execution of this Amendment, the maturity of the Acquisition Term Loans Note is hereby renewed and extended until April 1, 2002.

         2.13 AMENDMENT TO PAYMENT TERMS IN THE ACQUISITION TERM LOANS NOTE. Borrower and Lender hereby agree that effective as of the date of execution of this Amendment, the last paragraph on page two of the Acquisition Term Loans
Note is amended as follows:

                  (a) The reference to the phrase "first day of September, 2001" is hereby deleted and substituted therefor is the phrase "first day of March, 2002."

                  (b) The reference to the date "October 1, 2001" is hereby deleted and substituted therefor is the date "April 1, 2002."

                                   ARTICLE III
                                 LIMITED WAIVER

         3.01 Borrower has informed Lender (i) that Borrower violated several times during calendar year 2000 and for the months of January, 2001 and February, 2001 the financial covenant contained in Section 9.3(D) of the Loan Agreement, and (ii) that Borrower violated for the month of January, 2001 and for the month of February, 2001, the financial covenant contained in Section 9.3(F) of the Loan Agreement, and (iii) that an Event of Default currently exists pursuant to Section 11.1(S) of the Loan Agreement due to the present existence of "Events of Default," as such term is defined in that certain Loan and Security Agreement, dated June 16, 1997, executed by Lender and DXP Acquisition, Inc., d/b/a Strategic Acquisition, Inc., and Borrower has requested that Lender waive (i) each such violation of Section 9.3(D) of the Loan Agreement which occurred during calendar year 2000 and for the months of January, 2001 and February, 2001, and (ii) each such violation of Section 9.3(F) of the Loan Agreement for the months of January, 2001 and February, 2001, and
(iii) such Event of Default. Subject to the satisfaction of the conditions precedent set forth in Section 4.01 of this Amendment and to the other terms, conditions and provisions of this Amendment, the Lender hereby waives (i) each of the above-described violations of Section 9.3(D) of the Loan Agreement which occurred during calendar year 2000 and for the months of January, 2001 and February, 2001, and (ii) each of the above-described violations of Section 9.3(F) of the Loan Agreement for the months of January, 2001 and February, 2001, and (iii) the above-described Event of Default; provided, however, that the waiver described in this Section 3.01 of this Amendment is strictly limited to the Sections of the Loan Agreement and to the Event of Default described above and to the specific occurrences described above. Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by Lender of any covenant or provision of or Event of Default under the Loan Agreement, the Other Agreements, this Amendment or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the Other Agreement, this Amendment and any other contract or instrument between Borrower and Lender.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

         4.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender, unless specifically waived in writing by Lender:

                  (a) Lender shall have received each of the following, each in form and substance satisfactory to Lender, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than
         Lender:

                           (i) This Amendment, duly executed by Borrower,
                  together with the relevant Consent, Ratification, and Amendment, respectively duly executed by David R. Little, individually, David C. Vinson, Trustee for Kacey Joyce Little, Nicholas

                  David Little and Andrea Rae Little 1988 Trusts, DXP Enterprises, Inc. ("Parent"), DXP Acquisition, Inc., d/b/a Strategic Acquisition, Inc. and Pelican State Supply Company, Inc.;

                           (ii) Such extensions and modifications to existing
                  real estate lien documentation as shall be required by Lender, in its sole discretion, duly executed by the relevant fee title owner of the real property covered by such real estate lien documentation; and

                           (iii) All other documents Lender may request with
                  respect to any matter relevant to this Amendment or the transactions contemplated hereby;

                  (b) Evidence satisfactory to Lender, in its sole discretion, that the existing loan by Lender to David R. Little has been paid off in full;

                  (c) The representations and warranties contained herein and in the Loan Agreement and the Other Agreements, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

                  (d) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Lender; and

                  (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                    ARTICLE V
               RATIFICATIONS, REPRESENTATIONS AND WARRANTIES; FEE

         5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. Each Borrower and Lender agree that the Loan Agreement and the Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         5.02 REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the Articles of Incorporation or Bylaws of such Borrower; (b) attached hereto as Annex A is a true, correct and complete copy of presently effective resolutions of each Borrower's Board of Directors authorizing the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith, certified by the Assistant Secretary of Borrower; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the

Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender;
(e) each Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby; (f) Sepco has not amended its Articles of Incorporation or its Bylaws since the date of the Loan Agreement, (g) Bayou has not amended its Articles of Incorporation or its Bylaws since the date of incorporation of Bayou and (h) American has not amended its Articles of Incorporation or its Bylaws since the date of incorporation of American.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Other Agreements to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         6.03 EXPENSES OF LENDER. As provided in the Loan Agreement, each Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the Other Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Other Agreements, including, without, limitation, the costs and fees of Lender's legal counsel.

         6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         6.10 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH BORROWER AND LENDER.

         6.11 RELEASE. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                       "BORROWER"
                                        --------

                                       SEPCO INDUSTRIES, INC.

                                       By: /s/ Mac McConnell
                                          ------------------
                                       Name Mac McConnell
                                       Title: Vice President

                                       BAYOU PUMPS, INC.

                                       By: /s/ Mac McConnell
                                          ------------------
                                       Name Mac McConnell
                                       Title: Vice President


                                       AMERICAN MRO, INC.

                                       By: /s/ Mac McConnell
                                          ------------------
                                       Name Mac McConnell
                                       Title: Vice President

                                       "LENDER"
                                        ------

                                       FLEET CAPITAL CORPORATION

                                       By: /s/ H Michael Wills
                                          --------------------
                                       Name H Michael Wills
                                       Title: Senior Vice President